EXHIBIT 10.20


REGISTRATION RIGHTS AGREEMENT, dated May 30, 2005 between PPOL, Inc., a California corporation (the "Corporation"), and the INVESTORS (as herein defined).


The Investors own or have the right to purchase or otherwise acquire shares of the Common Stock (as hereinafter defined) of the Corporation. The Corporation and the Investors deem it to be in their respective best interests to set forth the rights of the Investors in connection with public offerings and sales of the Common Stock.

NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Corporation and the Investors hereby agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms shall have the following meanings:

         "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the common stock of the Corporation.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934 or any successor Federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "INVESTORS" means each entity who shall execute a counterpart signature page hereto, and includes any successor to, or assignee or transferee of, any such person who or which agrees in writing to be treated as an Investors hereunder and to be bound by the terms and comply with all applicable provisions hereof.

         "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

         "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock and shares of Common Stock held by the Corporation in its treasury.

         "REGISTRABLE SHARES" means Restricted Shares which constitute Common Stock.

         "RESTRICTED SHARES" means shares of Common Stock held by the Investors. As to any particular Restricted Shares, once issued, such Restricted Shares shall cease to be Restricted Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement or (ii) they shall have ceased to be outstanding.

         "REGISTRATION DATE" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

         "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto (such as Rule
         144A).

         "SECURITIES ACT" means the Securities Act of 1933 or any successor Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

2. PIGGYBACK REGISTRATION. If the Corporation at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to the Investors of its intention to so register such Primary Shares or Other Shares and, upon the written request delivered to the Corporation within 30 days after delivery of any such notice by the Corporation, of the Investors to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Corporation that the inclusion of all Registrable Shares requested to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares or Other Shares proposed to be registered by the Corporation, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

                  (a)      if the Corporation proposes to register Primary
                           Shares:

                           (i)      first, the Primary Shares; and

                           (ii) second, the Registrable Shares and Other Shares requested to be included in such registration (or, if necessary, PRO RATA among the holders thereof based upon the number of Registrable Shares requested to be registered by each such holder).

                  (b) if the Corporation proposes to register Other Shares pursuant to a request for registration by the holders of such Other Shares pursuant to a demand registration right:

                           (i) first, the Other Shares held by the parties demanding such registration;

                           (ii) second, the Registrable Shares and Other Shares (other than shares registered pursuant to Section 2 (b)(i) hereof) requested to be registered by the holders thereof (or, if necessary, pro rata among the holders thereof based on the number of Registrable Shares and Other Shares requested to be registered by each such holder); and

                           (iii)    third, the Primary Shares.

3. HOLDBACK AGREEMENT. If the Corporation at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2 hereof) for sale to the public, the Investors shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any shares of Common Stock (other than those shares of Common Stock included in such registration pursuant to Section 2 hereof) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Investors, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Corporation shall obtain the agreement of any person permitted to sell shares of stock pursuant to contractual registration rights to be bound by and to comply with this Section 3 as if such person was an Investor hereunder.

4. PREPARATION AND FILING. If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Corporation shall, as expeditiously as practicable:

                  (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) (it being understood that the Corporation may discontinue pursuant to Section 2 any registration);

                  (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to the Investors' counsel, copies of all such documents proposed to be filed (it being understood that such five business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Investors' counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares (it being understood that the Corporation may discontinue pursuant to Section 2 any registration);

                  (d) notify in writing the Investors' counsel promptly (i) of the receipt by the Corporation of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Corporation of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

                  (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the Investors reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Investors to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Investors; PROVIDED, HOWEVER, that the Corporation will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this paragraph (e) or to provide any material undertaking or make any changes in its By-laws or Certificate of Incorporation which the Board of Directors determines to be contrary to the best interests of the Corporation;

                  (f) furnish to the Investors such number of copies of a summary Prospectus, if any, or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

                  (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Corporation to enable the Investors to consummate the disposition of such Registrable Shares;

                  (h) notify the Investors on a timely basis at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in subparagraph (a) of this Section 4, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of the Investors, prepare and furnish to the Investors a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available upon reasonable notice and during normal business hours, for inspection by the Investors, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Investors or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public; the Investors agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

                  (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters; use its best efforts to obtain from its counsel an opinion or opinions in customary form;

                  (k) provide a transfer agent and registrar (which may be the same entity and which may be the Corporation) for such Registrable Shares;

                  (l) issue to any underwriter to which the Investors may sell shares in such offering certificates evidencing such Registrable Shares;

                  (m) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

                  (n) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (o) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

                           Each holder of the Registrable Shares, upon receipt of any notice from the Corporation of any event of the kind described in Section 4(h) hereof, shall forthwith discontinue disposition of the Registrable Shares pursuant to the registration statement covering such Registrable Shares until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(h) hereof, and, if so directed by the Corporation, such holder shall deliver to the Corporation all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Shares at the time of receipt of such notice.

5. EXPENSES. All expenses (other than underwriting discounts and commissions relating to the Registrable Shares, as provided in the last sentence of this Section 5) incurred by the Corporation in complying with Section 4, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and reasonable fees and expenses of the Investors' counsel, shall be paid by the Corporation; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares and Other Shares shall be borne by the holders selling such Registrable Shares and Other Shares, in proportion to the number of Registrable Shares and Other Shares sold by each such holder.

6.       INDEMNIFICATION.

         (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless the holders of Registrable Shares, each underwriter, broker or any other person acting on behalf of the holders of Registrable Shares and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or allegedly untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse the holders of Registrable Shares, such underwriter, such broker or such other person acting on behalf of the holders of Registrable Shares and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (including any legal or other expenses incurred) arises out of or is based upon an untrue statement or allegedly untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Corporation specifically for use in the preparation thereof; PROVIDED FURTHER, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the final prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any Investors, underwriter, broker or other person acting on behalf of holders of the Restricted Shares from whom the person asserting any loss, claim, damage, liability or expense purchased the Restricted Shares which are the subject thereof, if a copy of such final prospectus had been made available to such person and such Investors, underwriter, broker or other person acting on behalf of holders of the Registrable Shares and such final prospectus was not delivered to such person with or prior to the written confirmation of the sale of such Registrable Shares to such person.

         (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall severally and not jointly indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this
                  Section 6) the Corporation, each director of the Corporation, each officer of the Corporation who shall sign such registration statement, each underwriter, broker or other person acting on behalf of the holders of Registrable Shares and each person who controls any of the foregoing persons within the meaning of the Securities Act with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 6, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; PROVIDED, HOWEVER, that if any indemnified party shall have reasonably concluded, based upon the advice of counsel, that there may be one or more legal or equitable defenses available to such indemnified party which are additional to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section VIII, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any one counsel retained by the indemnified party which is reasonably related to the matters covered by the indemnity agreement provided in this
                  Section 6.

         (d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7. INFORMATION BY INVESTORS. The Investors shall furnish to the Corporation such written information regarding the Investors and the distribution proposed by the Investors as the Corporation may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

8. EXCHANGE ACT COMPLIANCE. From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Corporation shall cooperate with the Investors in supplying such information as may be necessary for the Investors to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

9. NO CONFLICT OF RIGHTS. The Corporation shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted hereby.

10. TERMINATION. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares outstanding.

11. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Corporation and the Investors and, subject to Section 12, the respective successors and assigns of the Corporation and the Investors.

12. ASSIGNMENT. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, however, that any Investor may assign any of its rights hereunder to (i) any affiliate of such Investor, (ii) any person who shall acquire substantially all of the assets of such Investor or such affiliate or a majority in voting power of the capital stock of such Investor, or such affiliate (whether pursuant to a merger, consolidation, stock sale or otherwise), and
         (iii) any person to whom such Investor shall transfer any Registrable

         Shares (PROVIDED, HOWEVER, that such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally included in the definition of an Investors herein and had originally been a party hereto).

13. ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or therein or delivered pursuant hereto or thereto, contain the entire agreement among the Corporation and the Investors with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

14. NOTICES. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally-recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

                  (i)      if to the Corporation, to:

                           PPOL, Inc.
                           11661 San Vicente Boulevard, Suite 901
                           Los Angeles, California 90049
                           Attn.  Richard H. Izumi
                           Phone:   (310)  979-8513
                           Fax:     (310) 979-8519

                           with a copy to:

                           Mark. T. Hiraide, Esq.
                           Petillon & Hiraide LLP 21515
                           Hawthorne Blvd., Suite 1260
                           Torrance, California 90503
                           Phone: (310) 543-0500
                           Fax: (310) 543-0550

                  (ii)     if to the Investors, to:

                           K.K. Contents Provider Tokyo
                           3-3-1 Toranomon, Minato-ku
                           Tokyo, Japan
                           Attn. Eri Tsukahara
                           Phone: (03) 5467-2303
                           Fax: (03) 5467-2303

                           and

                           K.K. H.I. Consultants
                           4-21-5 Denenchofu, Ota -ku
                           Tokyo, Japan
                           Attn. Hisao Inoue
                           Phone: (03) 5775-2891
                           Fax: (03) 5775-2272

                           and

                           K.K. Seagull
                           1-19-8 Shibuya, Shibuya-ku
                           Tokyo, Japan
                           Attn. Toshio Okabe
                           Phone: (03) 5467-2196
                           Fax: (03) 5467-2199

                           and

                           K.K. System Partners
                           1-19-8 Shibuya, Shibuya-ku
                           Tokyo, Japan
                           Attn. Akira Katakabe
                           Phone: (03) 5467-2196
                           Fax: (03) 5467-2199

         All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of dispatch by nationally-recognized overnight courier, on the second business day following such dispatch and (c) in the case of mailing, on the fifth business day after the posting thereof.

15. MODIFICATIONS; AMENDMENTS; WAIVERS. The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by the Corporation and the holders of at least a majority of the Registrable Shares then outstanding; PROVIDED, HOWEVER, that any amendment to or modification of this Agreement which would have a disproportionate adverse affect on the rights of any Investors shall require the written consent of such Investors.

16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original agreement, but all such counterparts together shall constitute but one agreement.

17. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly therein.

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

PPOL, Inc.


/s/ Hisao Inoue
-------------------------------------
By: Hisao Inoue
    Its Chief Executive Officer


/s/ Masao Yamamoto
-------------------------------------
By: Masao Yamamoto
    Its Chief Operating Officer

INVESTORS

K.K. CONTENTS PROVIDER TOKYO


/s/ Mitsuhisa Ogata
-------------------------------------
By: Mitsuhisa Ogata
    Its Representative Director

K.K. H.I. CONSULTANTS


/s/ Hisao Inoue
-------------------------------------
By: Hisao Inoue
    Its Representative Director

K.K. SEAGULL


/s/ Tetsuhou Suehiro
-------------------------------------
By: Tetsuhou Suehiro
    Its Representative Director

K.K. SYSTEM PARTNERS


/s/ Akira Katakabe
-------------------------------------
By: Akira Katakabe
    Its Representative Director